EXHIBIT 99.1

Entrepreneurial Disciplined

Business

Healthcare

Education

Government

Sports and Entertainment

Exhibit 99.1

Managed Services, Managed Better

Special Note about Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our current views as to future events and financial performance with respect to our operations. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “aim,” “anticipate,” “estimate,” “expect,” “will be,” “will continue,” “will likely result,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in conjunction with a discussion of future operating or financial performance.

These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

Factors that might cause such a difference include: unfavorable economic conditions; ramifications of any future terrorist attacks or increased security alert levels; increased operating costs, including labor-related and energy costs; shortages of qualified personnel or increases in labor costs; costs and possible effects of union organizing activities; currency risks and other risks associated with international markets; risks associated with acquisitions, including acquisition integration costs; our ability to integrate and derive the expected benefits from our recent acquisitions; competition; decline in attendance at client facilities; unpredictability of sales and expenses due to contract terms and terminations; the contract intensive nature of our business, which may lead to client disputes; high leverage; claims relating to the provision of food services; costs of compliance with governmental regulations and government investigations; liability associated with noncompliance with governmental regulations, including regulations pertaining to food services, the environment, Federal and state employment laws and wage and hour laws and import and export controls and customs laws; inability to retain current clients and renew existing client contracts; determination by customers to reduce their outsourcing and use of preferred vendors; seasonality; and other risks that are set forth in the “Risk Factors” sections of ARAMARK’s SEC filings.

For further information regarding risks and uncertainties associated with ARAMARK’s business, please refer to the “Management’s

Discussion and Analysis of Results of Operations and Financial Condition” and “Risk Factors” and other sections of ARAMARK’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting ARAMARK’s investor relations department via its web site www.aramark.com.

Forward-looking statements speak only as of the date made. We undertake no obligation to update any forward-looking statements to reflect the events or circumstances arising after the date as of which they are made. As a result of these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements included herein or that may be made elsewhere from time to time by, or on behalf of, us.

Important Disclosure

In this presentation, we mention certain financial measures that are considered non-GAAP. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes items different than those prepared or presented in accordance with generally accepted accounting principles. Following this presentation we have prepared disclosures and reconciliations of non-GAAP financial measures that were used in this presentation and may be used periodically by management when discussing the Company’s financial results with investors and analysts.

An Outsourced Services Leader

A world leader in $600 billion *outsourced services* sector

Food & Facilities Management

- ✓ Cafés, Executive Dining Rooms
- ✓ Catering
- ✓ Retail and C-Stores
- ✓ Conference Center Management
- ✓ Refreshment Services
- ✓ Concessions
- ✓ Lodging
- ✓ Energy Management
- ✓ Groundskeeping
- ✓ Custodial Services
- ✓ Plant Operations
- ✓ Central Transportation
- ✓ Building Commissioning
- ✓ Clinical Equipment Services
- ✓ Environmental Services

Uniform Services

- ✓ Uniform Rental / Lease
  - ✓ Nationwide Service
  - ✓ National Account Programs
  - ✓ Clean Rooms
- ✓ WearGuard & Crest Brands
  - ✓ Direct Sale Offerings
  - ✓ Managed & National Account Programs
  - ✓ QSR / Healthcare Leader
- ✓ Galls Brand
  - ✓ Public Safety
  - ✓ Catalog Business

Sources: Company estimates, Morgan Stanley, Credit Suisse First Boston

ARAMARK

An Outsourced Services Leader

Growth driven by worldwide trend to outsource support services

Outsourcing crosses all sectors of the economy

Business, healthcare, education, government, sports and entertainment

On-site relationship-driven service model creates high client retention rates

Broad and deep management ownership fosters entrepreneurial

culture

Drivers of Outsourcing

Client focus on core business

Gain access to world-class capabilities, efficiencies Service innovation, quality and end-user satisfaction Cost effectiveness: Control operating costs

ARAMARK: Our Financial Profile

2003 Sales 2003 Segment Operating

($9.4 billion) Income ($592.8 million)1

Food & Support 84% Food & Support 77%

Uniform & Career Apparel 16% Uniform & Career Apparel 23%

1) Operating Income excludes $30.1 million of corporate expenses and $10.7 million of other expenses which are deducted in calculating consolidated operating income.

Food & Support Services Provided

BUSINESS SERVICES

Dining services for several million people annually at business and conference center locations

CAMPUS SERVICES

Over 200 million meals served annually to college and university students at 400 institutions

SPORTS AND ENTERTAINMENT

Serving millions people annually at over 230 sports, entertainment and recreational facilities, 40 professional sports venues, 46 convention centers and 15 national parks

Food & Support Services Provided

CORRECTIONAL SERVICES

Proven industry leader in support service management to over 300,000 inmates at more than 450 correctional institutions in 42 states

HEALTHCARE SUPPORT SERVICES

A leading provider of non-clinical support services to hospitals, regional healthcare systems and long-term care facilities

REFRESHMENT SERVICES

Provider of vending and coffee services at thousands of locations in the U.S.

Food & Support Services Provided

FACILITY SERVICES

Provider of services to protect and enhance the plants, facilities and equipment for approximately 1,700 clients in the healthcare, business and industry and education sectors

SCHOOL SUPPORT SERVICES

Serving more than one million students in 400 school systems across the U.S.

INTERNATIONAL

Services provided in 18 countries outside the United States. Largest operations in Canada, U.K. and Germany, where we are within the top three providers

Food Services: A $300 Billion World Wide Opportunity

worldwide food service US food service

120 100 80 60 40 20 0

North America Europe South America Asia Pacific

40 35 30 25 20 15 10 5 0

Business Edu. S&E HC Corr.

Self Operated

Contracted Out

Sources: Company estimates, Morgan Stanley, Credit Suisse First Boston

ARAMARK Food & Support Services

$8 Billion Sales Sector Analysis* Worldwide

U.S. 82%

Business Sports and Entertainment Correctional Healthcare * Estimated breakdown Education International 18%

ARAMARK: Our International Profile

2003 Sales International Segment $1.4 billion 2003 Sales Including Minority JV’s $2.6 billion

U.K. Canada Germany

Other Korea Belgium Spain

Majority OwnedSubs Japan Ireland Chile*

The Company believes that the inclusion of sales from minority-owned JV’s is useful as it demonstrates the breadth of our sales volume managed internationally ($1.4 billion international sales as reported plus $1.2 billion sales from minority-owned JV’s).

* During the second quarter of fiscal 2004, ARAMARK increased its ownership in Chile from 20% to 51%, resulting in the consolidation of Chile for financial reporting purposes.

Facility Services:

Another $300 Billion World Wide Opportunity

worldwide facilities services US facilities services

240 200 160 120 80 40 0

Europe & ROW United States

50 40 30 20 10 0

Business Education Healthcare

Self Operated

Contracted Out

Sources: Company estimates, Morgan Stanley, Credit Suisse First Boston

ARAMARK Facility Services

Client and Revenue Breakdown

Education 25%

Business 30%

Business Healthcare Education

Healthcare 45%

Fiscal 2003 estimated sector breakdown

ARAMARK Uniform & Career Apparel

A leading U.S. provider with approximately $1.5 billion in sales in fiscal 2003

Rental: A nationwide service network covering 180 of the top 200 markets

Direct	Marketing: Direct sales of a broad career apparel line through catalog, outbound telemarketing and internet

Uniform Rental / Lease Dust Control Clean Room Nationwide Service National Account Programs Direct Sale Offerings

WearGuard & Crest Brands Direct Purchase Products Mass Personalization Managed Account Programs ApparelOne Direct Sale HQ QSR Leader Healthcare Design Expertise

QSR / Healthcare Design Manufacturing Distribution

Public Safety Equipment / Supplies Apparel Accessories

Uniforms: A $20 Billion U.S. Opportunity

# Employees (millions)

Non-Addressable Market

Employees Who Purchase

Potential Uniform Wearers

84 56 Addressable Market

20 26 10

Employees Who Rent

Sources: Company estimates, Bureau of Labor Statistics (1999)

ARAMARK Key Strategies & Objectives

Entrepreneurial approach to solving client challenges

Specific programs to drive organic growth

Emphasis on profit margin, cash flow and ROIC

Disciplined and “return-oriented” acquisition strategy

Entrepreneurial Culture Through Ownership

Current Economic Ownership*

Ownership well distributed post-IPO on 12/11/01

Employee ownership reaches deep into the organization

Over 4,000 direct and 13,000 indirect employee owners

Public float consists of institutional (90%) and retail (10%) owners

Management, Employees & Benefits Plans 41%

Public Investors 59%

*3Q04 Data

How We Achieve Our Goals: Mission One

Through Mission One, ARAMARK is striving to be number one in profitable organic growth by providing a full portfolio of unmatched services to our clients

Maximizing Retention Results

Disciplined client and end-user satisfaction measurement systems

Management compensation aligned to reward retention success

On-site service model builds client loyalty

95 94 93 92 91 90

Total Food &Support Services Uniform Services

95% 93% 95% 93% 92% 92%

FY 03 FY 02

Increasing “Client Market Share”

How do we drive it higher?

Focus on quality and innovation

Marketing and promotion of products

Food Service “Build-out”

Food	Courts
Catering
On-Site	Convenience Stores
Vending

Coffee Kiosks

Branded concepts

Growth Through Branded Concepts

ARAMARK

Proprietary Brands External Brands

Mission One: Cross-Selling Successes

Approx. $100 million in multi-service business sold in 2003

Building the One Best Team

Fueling the talent pipeline

Leadership development

Five specific leadership development programs for 5,000 management employees

Workforce diversity

Reinforcing the culture of highly ethical standards and customer service

Operating & Financial Discipline

Organic growth—Driven by Mission One

Margin Improvement

Cash Flow

Return on Invested Capital

Acquisitions

Drivers of Margin Expansion

Product Costs (35-40%) Product mix

Purchasing efficiencies

Self manufacturing of uniforms

Labor Cost (40-45%) Labor management tools

Unit specific labor management metrics

Push labor up the supply chain

Overhead (10-20%) Growth differential

Cash Flow Matches Net Income*

Low capital intensity

Focused on adding value through optimal capital structure of debt and equity

Strong cash flow generation supports debt service with a Y/E ‘03 debt to EBITDA ratio of 2.2x and EBITDA to interest ratio of 5.6x

Objective to retain investment grade rating

Actual Results

$millions

300 250 200 150 100 50 0

2000 2001 2002 2003

$149 $161 $163 $195 $251 $264 $265 $274

Income from Continuing Ops Internal Cash Flow

*Income represents income from continuing operations, as reported, and internal cash flow represents income from continuing operations plus non-cash charges, such as depreciation, amortization, and deferred taxes, less all capital expenditures and non recurring gains.

2003 Internal Cash Flow*

$600 $500 $400 $300 $200 $100 $0

Income from Cont Ops Internal CF

$265 $263 $30 $13 $271

Other**

Deferred Taxes

D&A

Net CapEX

$274

*	Defined as Income from continuing operations, plus non-cash charges such as depreciation and amortization and deferred taxes, less net capital expenditures and non-recurring gains.

** Other income and insurance proceeds, net of taxes.

Other Financial Highlights

Invest in business

$271 million net capital expenditures

Maintain strong debt rating

Debt/EBITDA	reduced from 2.6x FY02 to 2.2x FY03
Fitch	Ratings recently upgraded to BBB from BBB-

Placed on positive Credit Watch by Standard & Poors

Acquisitions/partnerships

Acquisitions	of $258 million

Divestiture of Children’s World in 2003

Return funds to shareholders

Dividends	(approx. $40 million annualized for 2004)
Share	repurchases ($212 million in 2003)

Acquisition Strategy

Disciplined and return-focused

Target: 15% after-tax IRR, EPS accretive in 1-2 years

Strategies

Strengthen	existing services and client portfolio

Fine Host, Harrison and CTS

Add	or strengthen key services

ServiceMaster

Expand	international reach
AIM	Services (Japan), Campbell Catering (Ireland),

Central de Restaurantes (Chile), Travers (Canada), Restauracion Colectiva & Rescot (Spain), Catering Alliance (UK), Bright China Service Industries (China)

History of Solid Performance

Billions Sales Trends

$10.0 $8.0 $6.0 $4.0 $2.0 $0.0

Sales

‘85 ‘86 ‘87 ‘88 ‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03

Reflects actual amounts originally reported in Form 10K Annual Reports filed with the SEC. Not restated for discontinued operations (Educational Resources business sold in FY 2003).

* 1985 is a 9 month period

** 1986, 1992, 1997, 2003 are 53 week years

History of Solid Performance

Millions Net Income Trends

$300.0 $250.0 $200.0 $150.0 $100.0 $50.0 $0.0

Net Income

‘85 ‘86 ‘87 ‘88 ‘89 ‘90 ‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03

Reflects actual amounts originally reported in Form 10K Annual Reports filed with the SEC. Not restated for discontinued operations (Educational Resources business sold in FY 2003). Effective beginning FY 2002 goodwill is no longer amortized.

* 1985 is a 9 month period

** 1986, 1992, 1997, 2003 are 53 week years

ARAMARK Key Strengths

Robust outsourcing trends

Best-in-class service provider

Diversified client and revenue portfolio History of financial integrity and performance Barriers to entry

Strong, incentivized management team focused on profitable growth

We Can Do It All…

Dining & Refreshment Services ARAMARK ServiceMaster ARAMARK Harrison Lodging ARAMARK Uniform Services

Turnkey Hotel Operations Uniform rental/sale

Facilities Management

Café Dining Plant Operations & Management Maintenance Conference Center Operations Entry mats Linen

Retail Management

JAVA City Conference Planning Public Safety Needs

Small Site Solutions Energy Management Banquets/Fine Dining

Convenience Stores Grounds Maintenance Meeting AV/IT Services

Vending Housekeeping Services Rooms Operations

Office Coffee Capital Program Management

Office Services

MyAssistant Building Commissioning

Strategic Facilities Planning

Entrepreneurial Disciplined

Business

Healthcare

Education

Government

Sports and Entertainment

Managed Services, Managed Better

ARAMARK Corporation And Subsidiaries – Reconciliation of Non-GAAP Measures EBITDA

(Unaudited, in Thousands)

EBITDA represents operating income (defined as net income before income from discontinued operations, interest and taxes) before depreciation and amortization, a measurement used by management to measure operating performance. EBITDA is not a recognized term under generally accepted accounting principles and does not purport to be an alternative to operating income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies calculate EBITDA identically, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments, debt service requirements or capital expenditure requirements.

The fiscal 2003 fourth quarter includes approximately $32 million of business interruption proceeds from the final settlement of the Company’s September 11, 2001 claim. During the fourth quarter of fiscal 2003, ARAMARK reached agreement for the sale of its 15% interest in a previously divested periodicals distribution business to the majority shareholder, and wrote down this investment to the expected recoverable amount. The resulting pre-tax charge of $10.7 million is included in “Other (income) expense.” During fiscal 2002, the Company sold its ownership interests in the Boston Red Sox and a related entity, resulting in a pre-tax gain of $37.9 million, and recorded a pre-tax gain of $5.8 million, resulting principally from the sale of a residual interest in a previously divested business. The Company believes that operating income, adjusted to reflect the exclusion of these items, is useful to investors because it will enable them to focus on management’s performance regarding the Company’s core operations during the relevant fiscal periods by eliminating items not directly related to those operations.

Fiscal Year Ended

October 3, 2003 September 27, 2002

Net income $301,092 $269,912

Less: Income from discontinued operations, net (35,724) (18,592)

Add: Interest and other financing costs, net 142,469 136,432

Add: Provision for income taxes 144,185 141,829

Operating income, as reported 552,022 529,581

Add: Other expense 10,700 -

Less: Other income - (43,695)

Less: Insurance proceeds (31,990) -

Operating income, as adjusted 530,732 485,886

Add: Depreciation and amortization 262,944 229,608

EBITDA $793,676 $715,494

Debt $1,729,881 $1,875,180

EBITDA $793,676 $715,494

Debt to EBITDA Ratio 2.2 2.6

EBITDA $793,676

Interest and other financing costs, net $142,469

EBITDA to Interest Ratio 5.6

ARAMARK Corporation And Subsidiaries – Reconciliation of Non-GAAP Measures Cash Flow Before Working Capital And After Capital Expenditures (Internal Cash Flow) (Unaudited, in Thousands)

Fiscal Year Ended

October 3, 2003 September 27, 2002 September 28, 2001 September 29, 2000

Cash flow before working capital and after capital expenditures:

Income from continuing operations $265,368 $251,320 $162,739 $148,583

Depreciation and amortization 262,944 229,608 214,561 197,746

Income taxes deferred 29,675 17,740 10,182 3,073

Other income and insurance proceeds, net of taxes (13,100) (30,803) - -

Net purchases of property and equipment and client contract investments (270,423) (203,735) (192,062) (188,062)

Cash flow before working capital and after capital expenditures $274,464 $264,130 $195,420 $161,340

Reconciliation of cash flow before working capital and after capital expenditures to net cash provided by operating activities from continuing operations: $274,464 $264,130 $195,420 $161,340

Net purchases of property and equipment and client contract investments 270,423 203,735 192,062 188,062

Other income and insurance proceeds, net of taxes 13,100 30,803 - -

(Gain) loss on investments 10,700 (45,320) - -

Changes in noncash working capital 59,766 103,026 (65,127) 17,477

Net proceeds from sale of receivables - 39,105 140,885 -

Other operating activities (22,192) (17,475) (21,417) (20,484)

Net cash provided by operating activities from continuing operations $606,261 $578,004 $441,823 $346,395

Reconciliation of net purchases of property and equipment:

Purchases of property and equipment and client contract investments $(298,606) $(219,767) $(204,529) $(203,047)

Disposals of property and equipment 28,183 16,032 12,467 14,985

Net purchases of property and equipment and client contract investments $(270,423) $(203,735) $(192,062) $(188,062)

Cash flow before working capital and after capital expenditures (or Internal Cash Flow), as defined by ARAMARK is an internal operating metric used by management to evaluate cash flows from normal operations of our business, excluding the impact of working capital changes. This metric eliminates the volatility of working capital changes which long term investors may find useful.